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                                                                    EXHIBIT 10.4


                        RESOLUTION No. 256-11 CONATEL-97


TRANSLATION
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                      NATIONAL TELECOMMUNICATIONS COUNCIL
                                    CONATEL


                                  CONSIDERING


That the Regulation for the rendering of value-added services was published in the supplement-Official Registry No. 960 of June 5, 1996;

That, by means of Official Letter No. SNT-SP-0888 of June 27, 1997, the National Department of Telecommunications has requested authorization from CONATEL to grant CONECEL S.A., represented by Mr. Carlos Mosquera, licenses for the rendering of value-added services through the INTERNET, based on technical, financial and legal reports;

In exercise of the faculty vested upon him by Article 10, numeral 3, literal f) of the Law Amending the Special Telecommunications Law,

                                BE IT RESOLVED:


ART. 1.- To approve that the National Department of Telecommunications grant the licenses for the rendering of value-added services through the INTERNET, requested by CONECEL S.A., which technical and economic characteristics are as follows:

-    TECHNICAL DESCRIPTION OF THE PRINCIPAL SYSTEMS, EQUIPMENT AND RESOURCES

     The teleport installed in Guayaquil, the trunk net owned by CONECEL S.A. and the net of EMETEL S.A.; a router for access to INTERNET.

     Satellite Modem; multiplexor with access to an ETHERNET 10 Base T net.

     News, communications provider.

-    TRANSMISSION INFRASTRUCTURE

-    NATIONAL

     Circuits leased to EMETEL S.A. and the trunk network owned by CONECEL S.A.



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                        RESOLUTION No. 256-11 CONATEL-97



-    INTERNATIONAL

     Its own international link from Guayaquil to Homestead, Florida.

-    ACCESS TO SUBSCRIBERS

     Through the telephonic network of EMETEL S.A. and by means of CONECEL S.A.'s cellular system.

-    POINTS OF CONNECTION AND INTERCONNECTION WITH EXISTENT NETS

     Through dedicated links of EMETEL S.A. or the trunk network of CONECEL S.A.

     TECHNICAL DESCRIPTION OF THE SERVICES (Attached technical description of the authorized services).

     Electronic mail.

     INTERNET DIAL-UP ISP service.

     Service to corporate clients and owners of LAN networks.

-    SERVICE AREA

     Cities of Quito and Guayaquil.

ECONOMIC CHARACTERISTICS

-    CONCESSION RIGHTS

     Pursuant to Article 34 of the Regulation on value-added services, in order to operate a Value-Added Service, CONECEL S.A. must have previously paid to the National Department of Telecommunications an amount equivalent to 100 UVC ("Unidades de Valor Constante") for the concession rights, applying the UVC in force on the first day of the month in which the application was filed.

     Each year it must pay, for the same concept, the value equivalent to a 0,01 UVC for each user registered as of December 31 of said year.

     The Superintendence of Telecommunications will be in charge of the verification of the number of users.



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                        RESOLUTION No. 256-11 CONATEL-97


-    TAXES

     The assignees are obligated to pay their income tax, including the IVA, in accordance with the provisions of the Internal Law on Taxation.

ART. 2. - LIMITATIONS OF THE LICENSES

     The licenses are independent from other concessions, for which CONECEL S.A. must keep an account of costs by product.

     It is established that the rates that are auto-charged for the use of the networks and systems of other concessions, will be the same to be used for other value-added concessionaires as a way of reselling the services.

     When working as providers of access to the INTERNET, will have only one rate system for any provider of INTERNET services, including itself or its subsidiaries.

     The transmission services of commuted data or of voice signals in actual time are not authorized.

ART 3. - RESERVATION OF RIGHTS

     CONATEL reserves the right to review, at any moment, the licenses granted to CONECEL S.A. for the rendering of value-added services through the INTERNET net.

Issued in Quito on August 26, 1997.

                                  (Signature)
                           Eng. Mario Burbano de Lara
                              PRESIDENT OF CONATEL


                                  (Signature)
                             Dr. Julio Martinez A.
                              SECRETARY OF CONATEL









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                        RESOLUTION No. 256-11 CONATEL-97

TECHNICAL DESCRIPTION OF THE SERVICES AUTHORIZED TO EMETEL S.A., IMPSATEL DEL ECUADOR S.A., RAMTELECOM S.A., SITA, ECUANET, SATNET S.A., CONECEL S.A., PARADYNE S.A., PRODATA S.A., AND CYBERWEB S.A.

     The Value-Added Service license is granted for ACCESS TO INTERNET, with the following technical characteristics:

     The communication protocol TCP/IP, of the Internet network.

     It will have available direct links at transmission speed equal or higher than 64 Kbps, for the transportation network.

     It will use as access network, the networks of the final telecommunication service operators.

     They will not be able to use the transmission infrastructure itself, without the concession granted for that purpose.

     The Service for Access to Internet shall include the following basic services:

     *    File transfers
     *    Access to Data Base
     *    Electronic Mail (X.400.X.500, etc.)
     *    Electronic data exchange (EDI)
     *    Access to remote servers
     *    Access to discussion groups
     *    Access to search directories
     *    Simple group applications (GROUPWARE)
     * The services that are developed in the future are included in this license, as part of the service for Internet access, that do not modify the spirit of the license and do not contravene the legal provisions in force as of this date in this country.

NP/CJR/CJA (Initialed)


(Signature)















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